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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                November 22, 2004
                                -----------------

                           United Parcel Service, Inc.
                           ---------------------------
             (Exact name of registrant as specified in its charter)


      Delaware                      001-15451                  58-2480149
      --------                      ---------                  ----------
  (State or other                  (Commission               (IRS Employer
    Jurisdiction                  File Number)           Identification Number)
 of incorporation)

          55 Glenlake Parkway, N.E.
               Atlanta, Georgia                                     30328
               ----------------                                     -----
   (Address of principal executive offices)                      (Zip Code)

       Registrant's telephone number, including area code: (404) 828-6000

                                 Not applicable
                                 --------------

          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

(b) On November 22, 2004, Calvin Darden announced that he will retire as Senior Vice President, U.S. Operations and as a Director of United Parcel Service, Inc. in early 2005.


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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         UNITED PARCEL SERVICE, INC.



Date:  November 29, 2004                 By: /s/ D. Scott Davis
                                         ---------------------------------------
                                         Name:  D. Scott Davis
                                         Title: Senior Vice President, Chief
                                                 Financial Officer and Treasurer